1 Investor Presentation March 2011 Exhibit 99.1

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health 2
Forward Looking Statements
This presentation contains forward-looking statements within the meaning of the federal securities laws. Statements regarding future events or developments, our future performance, as well as management's expectations, beliefs, intentions, plans, estimates or projections relating to the future are forward-looking statements within the meaning of these laws. These forward-looking statements are subject to a number of risks and uncertainties, some of which are outlined below. As a result, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition. Such risks, uncertainties and other factors include, among other things: the risk that we will not achieve the strategic benefits of the merger (the “Eclipsys Merger”) with Eclipsys Corporation (“Eclipsys”); the possibility that the expected synergies and cost savings of the Eclipsys Merger will not be realized, or will not be realized within the expected time period; the risk that our business will not be integrated successfully with the business of Eclipsys; disruption from the Eclipsys
Merger and related transactions making it more difficult to maintain business relationships with customers, partners and others;
unexpected requirements to achieve interoperability certification pursuant to the Health Information Technology for Economic and
Clinical Health Act, with resulting increases in development and other costs for us; the volume and timing of systems sales and installations, the length of sales cycles and the installation process and the possibility that our products will not achieve or sustain market acceptance; the timing, cost and success or failure of new product and service introductions, development and product upgrade releases; competitive pressures including product offerings, pricing and promotional activities; errors or similar problems in our software products; the outcome of any legal proceeding that has been or may be instituted against us and others; compliance obligations under existing laws, regulations and industry initiatives and future changes in laws or regulations in the healthcare industry, including possible regulation of our software by the U.S. Food and Drug Administration; the possibility of product-related liabilities;
our ability to attract and retain qualified personnel; the implementation and speed of acceptance of the electronic record provisions of the American Recovery and Reinvestment Act of 2009, as well as elements of the Patient Protection and Affordable Care Act (aka
health reform) which pertains to health IT adoption; maintaining our intellectual property rights and litigation involving intellectual property rights; legislative, regulatory and economic developments; risks related to third-party suppliers and our ability to obtain, use or successfully integrate third-party licensed technology and breach of our security by third parties. See our Annual Report on Form 10-
K for the transition period ended December 31, 2010 and other public filings with the SEC for a further discussion of these and other risks and uncertainties applicable to our business. The statements herein speak only as of their date and we undertake no duty to update any forward-looking statement whether as a result of new information, future events or changes in expectations.
.

To be the most trusted provider of innovative solutions that empower all stakeholders across the healthcare continuum to deliver world-class outcomes.

Our Mission

Allscripts™

3

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health 4
Allscripts Corporate Snapshot
Our Clients
>
•
180,000 Providers
•
50,000 Physician Practices
•
1,500 Hospitals
•
10,000 Post Acute Facilities
•
27,000 Clinicians In Patients’
Homes Every Day
Our Company
•
One Complete Set of Solutions
•
5,500 Employees
•
$1.3BB 2010 Non-GAAP Revenue
•
$148MM 2010 Non-GAAP Net
Income
>
Note: Please see reconciliation and footnotes in appendix to this presentation regarding non-GAAP financial measures. Information also available at http://investor.allscripts.com
Allscripts Differentiates Itself Competitively With Leading Market Share Across Acute, Ambulatory
and Post-Acute Providers, a Key Consideration for Accountable Care Organizations

A Connected Community of Health™

Our Vision

Allscripts™

5

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health 6
Investment Highlights
Leading healthcare IT company with the broadest set of capabilities across every venue of care including physicians, hospitals, post-acute and homecare
The most utilized clinical solutions enabling health care providers to fully capitalize on the $30BB federal stimulus program
Leadership in technology and innovation uniquely positions Allscripts to aggressively compete for the $43BB healthcare IT solutions market
A highly attractive financial profile with high recurring revenue, significant operating leverage and cost synergy opportunities and strong free cash flow
Proven and experienced “industrial strength” management team
>
>
>
>
>

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health 7
The Time is NOW
• Quality Issues
• Medical Errors / Safety
Concerns
• Rising Cost
• Significant Waste
A National
Problem
•
$43BB(1)
Opportunity
• $30BB in Stimulus
Funding
• ~15% Penetration in
Physician Practices
• Rise of the Employed
Physicians
• Hospitals Driving
Adoption
A Market that
is Ready
We are at the
beginning of what we
expect will be the
single fastest
transformation of any
industry in US history
A Significant
Opportunity
> >
Source: McKinsey & Company

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health 8
Addressing the Entire Market Opportunity
Acute/Ambulatory EHR Opportunity 2010-2014 = ~$43BB
Source: McKinsey & Company
Ambulatory Stand-Alone
Opportunity
Acute Stand-Alone
Opportunity
Stand-Alone Market
Integrated Market
Integrated/Complete
Solution Across
Hospitals and
Physician Practices
$16BB
$10BB
$17BB
>
>
A Complete Portfolio Addresses the Entire Care Continuum
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health 9
Ambulatory Market Potential
Practice Size Total # of Practices
EHR Penetration
(FY09/10)
1-3 Physicians 163,000 ~13%
4-9 Physicians 27,000 ~22%
10-25 Physicians 8,000 ~33%
26+ Physicians 2,000 ~50%
Total 200,000 ~15%
Source: SK&A = SK&A Information Services which sells databases for sales and marketing success in healthcare industry

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health 10
December
2013
Incentive Program
Has Begun!
January
2011
ARRA
Announced
Q1
2009
Final Rules
Issued
July
2010
Increased Certainty for Widespread
EHR Adoption
Physician
Penetration
(1)
~20%
(1) ~20% estimate based on number of ambulatory physicians; penetration as a percentage of number of physician practices is ~11%
(2) Hospitals >200 beds
70% of Funding Used
Source: National Center for Health Statistics
~ 400 Hospitals
Will Replace Clinical
Systems
(2)
TODAY

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health 11
Allscripts: Competitive Differentiation
• The Largest Network with a
Client Base of 180,000
Physicians, 1,500 Hospitals
and 10,000 Post Acute Care
Providers
• The Unique Ability to Truly
Connect a Community
• One Patient Record Across
an Organization and the
Community – One Source of
Truth
One
Network.
The largest connected
network in the nation…
and in your community.
One
Platform.
Open, flexible, and
innovative to help you
connect inside and
outside your
organization.
One
Patient.
A complete portfolio
that delivers a single
patient record across
your community.
• Comprehensive, Integrated
Solutions for all Settings
• Rapid Implementation Approach
to Attain “Meaningful Use”
• A Track Record of Innovation
with a ‘Future State’
Clinical/Financial Informatics
Capability
• Common Microsoft platform and
a shared ‘open architecture’
approach, simplifying the
connection to third-party
applications across every care
setting

US News
America's Best Hospitals 2009-10

Allscripts

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health 12
Hospitals
Physician Practices
Post Acute Facilities &
Agencies
• The ‘Hub’: Over 1,500 Hospitals including 40%
of “America’s Best Hospitals” as Clients
• The ‘Spokes’: Over 180,000 MDs and 10,000
Post Acute Care Organizations are Connected
to other Practices, Patients, Pharmacies, Payors,
Clinical Labs and Hospitals
One Network:
The Largest Community in the Nation

Acute Solutions (Sunrise)
Ambulatory Solutions
Electronic Health Record
CQS
Transformation
Payerpath
Analytics
Academy
ePrescribe
Practice Management
Post Acute Solutions
Homecare / Hospice
Utilization Management
Discharge Planning
Referral Management
Community Solutions

One Platform: A Complete, Integrated Solutions Portfolio
Clinical
Financial
Administrative
Analytics
Services
Community Exchange
Community Record
Helios
Remote Hosting
Patient Financials EPSi Enterprise Registration Outsourcing
Enterprise Scheduling
Access Management Consulting
Decision Support
Record Manager Network/Desktop
Patient Flow
Financial Manager
Clinical Analytics
Pharmacy
Emergency Care
Laboratory
Knowledge-Based
Charting
Knowledge-Based
Medication
Administration
Acute Content
Clinical Manager
Radiology
Enterprise Identifier
Education
13

Ambulatory Solutions
Patient
Acute Solutions
Post Acute Solutions
Community Solutions

Allscripts

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health 14
One Patient: Critical Patient Data Flows Freely
Acute Solutions
(Sunrise)
Ambulatory
Solutions
Post Acute
Solutions
Patient Records
Labs Prescriptions
X-Rays
Referrals
Results
Orders

Health System
Primary Care Physician
Specialist
3rd Party EHR
Home Care
Pharmacy
Payer
Commercial Lab

Allscripts

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health
The New Architecture of Healthcare
Old World
(Monolithic Mainframe)
Hospitals
Owned Physician Practices
Rehab Clinics
New World
(Modern Platform)

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health 16
Proven Management Team
Executive Position Experience
Glen Tullman CEO 30+ Yrs
Bill Davis CFO 19+ Yrs
Lee Shapiro President 30+ Yrs
Eileen McPartland COO 25+ Yrs
Steve Lalonde SVP Sales 20+ Yrs
Laurie McGraw Chief Client Officer 20+ Yrs
John Gomez
President, Product Strategy &
Development
25+ Yrs
Diane Adams EVP, Culture and Talent 20+ Yrs
Management team with a track record of operational execution, strong financial performance, integrating acquisitions and driving shareholder value

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health 17
Board of Directors
Executive Position
Philip M. Pead Chairman
Dennis Chookaszian Director
Eugene V. Fife Director
Marcel L. Gamache Director
Philip Green Director
Edward Kangas Director
Michael Kluger Director
Glen Tullman Director, CEO

| Copyright © 2010 Allscripts Healthcare Solutions, Inc. A Connected Community of Health 18 Financial Overview

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health 19
Fourth Quarter 2010 Financial Highlights
Achieving Results
Healthy Financial
Position
High Quality Growth
•
First Full Quarter of Consolidated Operations
•
Significant Cross Sales Across Ambulatory and Acute Solutions
•
University Hospitals; University of Kentucky; Maimonides, others
•
Sales Momentum Reflects Comprehensive Solutions, Ability to
Execute and Expanding Market Demand
•
Total Bookings of $288.2 million, ~34% over Q3 2010
•
Record Ambulatory Bookings Performance of $140.4 million
•
Acute Care Bookings of $147.8 million, or 31% growth in 2010
•
Non-GAAP Revenue Growth 10% y/y
•
Non-GAAP Operating Margin of 20.6% (vs. 19.1% Q3 2010)
•
Progress on Merger Related Cost Synergies
•
Free Cash Flow(1)
of ~$41MM
•
Repaid $81 million of Debt as of 12/31/10
(1) Free Cash Flow  equals cash flow from operations, after capital expenditures and capitalized software expenditures
Note: Please see reconciliation and footnotes in appendix to this presentation regarding non-GAAP financial measures.  Information also available at http://investor.allscripts.com

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health 20
Historical Consolidated Performance
Combined Non-GAAP Operating Income ($millions)
Combined Non-GAAP Operating Income ($millions)
Non-GAAP Revenue
CY 2009: $1,188MM
Non-GAAP Revenue
CY 2009: $1,188MM
Non-GAAP Revenue
CY 2010: $1,300MM
Non-GAAP Revenue
CY 2010: $1,300MM
$128
$0
$50
$100
$150
$200
$250
CY2009 CY2010
3 Months
12/31/09
$212
$251
$55
$69
3 Months
12/31/10
Ambulatory
56%
Acute
44%
Ambulatory
58%
Acute
42%
Note:  Ambulatory revenue refers to legacy Allscripts, as reported; Acute revenue refers to legacy Eclipsys, as reported
Please see reconciliation and footnotes in appendix to this presentation regarding non-GAAP financial measures.  Information also available at
http://investor.allscripts.com

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health 21
Significant Key Cost Synergies
Projected Cost Synergies Over Three Years
•
Duplicate management
structure
•
Duplicate public company
costs
•
Duplicate back-end office
and system integration
•
Marketing
Key Cost
Synergy Drivers
CY2011
~$25MM
~$35MM
~$40MM
CY2012
CY2013 &
Beyond

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health 22
Revenue Cross-Sell Opportunity of $1.25BB
Incremental Revenue Opportunity
$16BB Integrated Market Provides Additional Opportunity
Sunrise Clinical Manager,
Patient Flow, EPSi
Care Management, Emergency
Department, Homecare,
Ambulatory EHR
Sell
Ambulatory
Solutions to
Acute Care
Base
Total
~$430MM ~$820MM ~$1,250MM
= +
Sell Acute
Solutions to
Ambulatory
Care Base

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health
Non-GAAP
Revenue
Non-GAAP
Operating
Margin
Non-GAAP
Net Income
Non-GAAP Financial Outlook(1)
($ in millions; except per share amounts)
CY 2010 Actual
Non-GAAP
Diluted EPS
$1,300
19%
$148
$0.76
CY 2011
$1,425 - $1,450
21%
$167 - $176
$0.86 - $0.90
2010 to 2011
Change
10 - 12%
13 - 19%
13 - 18%
--
(1) Guidance provided by the company in a press release on February  15, 2011. This presentation does not subsequently update or reaffirm Allscripts financial guidance.
Note: Please see reconciliation and footnotes in appendix to this presentation regarding non-GAAP financial measures. Information also available at http://investor.allscripts.com

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health 24
Strong Free Cash Flow Generation
1 EBITDA is calculated as net income plus income tax expense, interest expense, stock-based compensation expense, depreciation & amortization, deferred revenue adjustments, certain one-time and transaction-related expenses, and non-recurring losses on the sale of investments minus non-recurring gains on the sale of assets.
Note: Please see reconciliation and footnotes in appendix to this presentation regarding non-GAAP financial measures. Information also available at http://investor.allscripts.com
Capitalization
Actual
12/31/2010
Cash and Marketable Securities $131
Revolver ($250mm) 25
Term Loan 464
Total Debt $489
Equity 1,384
Total Capitalization $1,873
Credit Statistics
LTM EBITDA
(1)
$304
Total Debt / LTM EBITDA
(1)
1.6x
Debt / Capitalization 26.1%
•
Reduced debt by
$81MM since merger
closed
•
Required principal
payments in 2011
total $29.4MM
•
Borrowing costs
currently <4% with
approximately 60%
at a fixed rate

One Network.

One Platform.

One Patient.

Allscripts™

25

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health 26
• GAAP – non-GAAP revenue and net income reconciliation for the twelve months ended December 31, 2010.
Appendix: Non-GAAP Reconciliation
Non-GAAP
Total revenue, as reported $1,191.5
     Deferred revenue adjustment 29.2
     Eclipsys results pre-merger period (7/1/10-8/23/10) 79.5
Total non-GAAP revenue $1,300.3
Net income, as reported $36.4
     Deferred revenue adjustment 17.7
     Acquisition-related amortization 27.7
     Stock-based compensation expense 16.9
     Transaction-related expense 38.2
     ARS Sales 0.9
     Tax rate alignment 6.8
     Eclipsys results pre-merger period (7/1/10-8/23/10) 2.9
Non-GAAP net income $147.5
Allscripts Healthcare Solutions, Inc.
Non-GAAP Financial Information - 2010 Proforma Financial Information
(In millions)
(unaudited)
2010 Results

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health 27
• GAAP – non-GAAP revenue growth for the three months ended December 31, 2010.
Appendix: Non-GAAP Reconciliation
11/30/09 12/31/09 Q4 2009 Growth
12/31/10 Allscripts Eclipsys Total y/y
Total revenue, as reported $316.2 $169.3 $133.7 $303.0 4.4%
     Deferred revenue adjustment 20.9                 1.4 2.0 3.4
Total non-GAAP revenue $337.1 $170.7 $135.7 $306.4 10.0%
Allscripts Healthcare Solutions, Inc.
Condensed Non-GAAP Financial Information
(In millions)
(Unaudited)
Three Months
Ended
Three Months Ended

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health 28
• GAAP – non-GAAP operating margin reconciliation for the three months ended December 31, 2010 and
September 30, 2010.
Appendix: Non-GAAP Reconciliation
Three Months Ended
12/31/10 9/30/10 9/30/10 Q3 2010
Q4 2010 Allscripts Eclipsys Non-GAAP
Total revenue, as reported $316.2 $191.2 $51.2 $242.4
Deferred revenue adjustment 20.9 0.5 6.7 7.2
Eclipsys results pre-merger period (7/1/10-8/23/10) - 0.0 79.5 79.5
Total non-GAAP revenue $337.1 $191.7 $137.4 $329.1
Operating income, as reported $9.5 $5.5 ($7.2) ($1.7)
Deferred revenue adjustment 20.9 0.5 6.7 7.2
Acquisition-related amortization 17.4 5.6 4.9 10.5
Stock-based compensation expense 3.7 6.6 0.0 6.6
Transaction-related expense 17.8 26.6 9.1 35.7
Restructuring 0.0 0.0 0.0 -
Eclipsys results pre-merger period (7/1/10-8/23/10) - 0.0 4.7 4.7
Total non-GAAP operating income $69.3 $44.8 $18.2 $63.0
Total non-GAAP operating income as a
percentage of non-GAAP Revenue 20.6% - - 19.1%
Allscripts Healthcare Solutions, Inc.
Condensed Non-GAAP Financial Information
(In millions)
(unaudited)
Three Months Ended

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health 29
• GAAP – non-GAAP revenue reconciliation for the twelve months ended November 30, 2009 (Allscripts) and twelve months ended December 31, 2009 (Eclipsys).
Appendix: Non-GAAP Reconciliation
Allscripts Eclipsys
Non-GAAP
Combined
Twelve Months Ended
November 30, 2009 December 31, 2009
Total revenue, as reported
661.1                          519.1                               1,180.2
Deferred revenue adjustment 9.7                              8.0                                   17.7
Elimination of prepackaged medications (9.7)                             (9.7)
Total non-GAAP revenue 661.1                          527.1                               1,188.2

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health 30
• GAAP – non-GAAP operating income reconciliation for the three and twelve months ended December 31,
2009 (Eclipsys) and November 30, 2009 (Allscripts).
Appendix: Non-GAAP Reconciliation
2/28/09 3/31/09 Q1 2009 5/31/09 6/30/09 Q2 2009 8/31/09 9/30/09 Q3 2009 11/30/09 12/31/09 Q4 2009 11/30/09 12/31/09 CY 2009
Allscripts Eclipsys Non-GAAP Allscripts Eclipsys Non-GAAP Allscripts Eclipsys Non-GAAP Allscripts Eclipsys Non-GAAP Allscripts Eclipsys Non-GAAP
Operating income, as reported $22.8 ($0.1) $22.7 $23.6 ($2.2) $21.4 $21.6 $4.5 $26.1 $26.7 $7.2 $33.9 $94.7 $9.4 $104.1
Deferred revenue adjustment (1) 3.1 1.5 4.6 2.6 3.1 5.7 2.6 0.5 3.1 1.4 1.8 3.2 9.7 6.9 16.6
Acquisition-related amortization (5) 6.1 3.1 9.2 5.7 3.1 8.8 5.7 3.1 8.8 5.7 3.1 8.8 23.2 12.4 35.6
Stock-based compensation expense (6) 2.1 4.4 6.5 2.6 6.8 9.4 3.3 3.6 6.9 4.4 3.4 7.8 12.4 18.2 30.6
Transaction-related expense (9) 3.5 0.0 3.5 7.2 0.0 7.2 3.9 0.0 3.9 1.3 0.0 1.3 15.9 0.0 15.9
Restructuring (10) 0.0 5.4 5.4 0.0 3.2 3.2 0.0 1.1 1.1 0.0 0.0 0.0 0.0 9.7 9.7
Elimination of prepackaged medications (12) (1.0) 0.0 (1.0) (0.1) 0.0 (0.1) 0.0 0.0 0.0 0.0 0.0 0.0 (1.1) 0.0 (1.1)
Total non-GAAP operating income (7) $36.6 $14.3 $50.9 $41.6 $14.0 $55.6 $37.1 $12.8 $49.9 $39.5 $15.5 $55.0 $154.8 $56.6 $211.5
2009 Actual Results By Quarter
Three Months Ended Three Months Ended Three Months Ended Three Months Ended Twelve Months Ended
Allscripts Healthcare Solutions, Inc.
Non-GAAP Financial Information - 2009 Proforma Financial Information
(In millions)
(Unaudited)

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health 31
• GAAP – non-GAAP operating income reconciliation for the three and twelve months ended December 31,
2010.
Appendix: Non-GAAP Reconciliation
2/28/10 3/31/10 Q1 2010 5/31/10 6/30/10 Q2 2010 9/30/10 9/30/10 Q3 2010 12/31/10
Allscripts Eclipsys Non-GAAP Allscripts Eclipsys Non-GAAP Allscripts Eclipsys Non-GAAP Q4 2010 Non-GAAP
Operating income, as reported $31.9 $10.7 $42.6 $24.5 $5.4 $29.9 $5.5 ($7.2) ($1.7) $9.5 $80.3
Deferred revenue adjustment 0.5 0.0 0.5 0.6 0.0 0.6 0.5 6.7 7.2 20.9 29.2
Acquisition-related amortization 5.6 3.1 8.7 5.7 3.1 8.8 5.6 4.9 10.5 17.4 45.4
Stock-based compensation expense 4.3 3.7 8.0 2.8 3.7 6.5 6.6 0.0 6.6 3.7 24.8
Transaction-related expense 0.0 0.0 0.0 9.1 3.5 12.6 26.6 9.1 35.7 17.8 66.1
Restructuring 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 - - 0.0
Eclipsys results pre-merger period (7/1/10-8/23/10) 0.0 0.0 0.0 0.0 0.0 0.0 0.0 4.7 4.7 - 4.7
Total non-GAAP operating income $42.3 $17.5 $59.8 $42.7 $15.7 $58.4 $44.8 $18.2 $63.0 $69.3 $250.5
Three Months Ended Three Months Ended Three Months Ended
Three Months
Ended
2010 Full Year
Results
2010 Actual Results By Quarter
Allscripts Healthcare Solutions, Inc.
Non-GAAP Financial Information - 2010 Proforma Financial Information
(In millions)
(unaudited)

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health 32
• GAAP – non-GAAP EBITDA reconciliation for the 12 months ended December 31, 2010.
Appendix: Non-GAAP Reconciliation
Pro Forma Combined
12 months ended
12/31/2010
Net income $25.9
Income tax expense 28.8
Stock-based compensation expense 35.7
Depreciation & amortization 99.9
Interest expense 11.1
Transaction related/restructuring expenses 67.1
Deferred revenue adjustment 29.1
Gain on Sale of Assets -
Loss on sale of investments/ARS 6.6
EBITDA $304.3

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health 33
Financial guidance was last provided by the company in a press release on February 15, 2011. This presentation does not subsequently update or reaffirm
Allscripts financial guidance.
Allscripts non-GAAP guidance for calendar 2011 assumes the following adjustments to approximately $1,418.0 million in GAAP revenue: approximately $21.0 million, pre-tax in deferred revenue adjustments.  Non-GAAP guidance for calendar 2011 assumes the following adjustments to GAAP operating and net income: approximately $70.0 million of acquisition-related amortization; approximately $40.0 million in stock-based compensation expense; approximately
$21.0 million in deferred revenue adjustments; all on a pre-tax basis.  Allscripts 2011 non-GAAP net income and diluted earnings per share guidance assumes a
38.0%-39.5% tax rate.
Footnotes Regarding Financial Guidance

|   Copyright © 2010 Allscripts Healthcare Solutions, Inc.
A Connected Community of Health 34
Allscripts reports its financial results in accordance with generally accepted accounting principles, or GAAP. To supplement this information, Allscripts presents in this press release total non-GAAP revenue, gross profit, operating income and net income, including non-GAAP net income on a per share basis, which are non-GAAP financial measures under Section 101 of Regulation G under the
Securities Exchange Act of 1934, as amended. Total non-GAAP revenue consists of GAAP revenue as reported and Eclipsys revenue for periods prior to the August 24, 2010 consummation of the 2010 Merger and adds back the acquisition related deferred revenue adjustment booked for GAAP purposes. Total non-GAAP gross profit consists of GAAP gross profit as reported and Eclipsys gross profit for periods prior to the consummation of the 2010 Merger and adds back the acquisition related deferred revenue adjustment booked for GAAP purposes. Total non-GAAP operating income consists of GAAP operating income as reported and Eclipsys operating income for periods prior to the consummation of the 2010 Merger and adds back the acquisition related deferred revenue adjustment booked for GAAP purposes and excludes acquisition-related amortization, stock-based compensation expense and transaction-related expenses. Non-GAAP net income consists of GAAP net income as reported and includes Eclipsys net income for periods prior to the consummation of the 2010 Merger, excludes acquisition-related amortization, stock-based compensation expense and transaction-related expenses, adds back the acquisition related deferred revenue adjustment, in each case net of any related tax effects.
Management also believes that non-GAAP revenue, gross profit, operating income and net income and non-GAAP net income on a per share basis provide useful supplemental information to management and investors regarding the underlying performance of the company's business operations and facilitates comparisons of the separate 2010 pre-merger results of legacy Allscripts and legacy
Eclipsys to that of the company's 2010 post-merger results. Acquisition accounting adjustments made in accordance with GAAP can make it difficult to make meaningful comparisons of the underlying operations of the business without considering the non-GAAP adjustments that we have provided and discussed herein. Management also uses this information internally for forecasting and budgeting as it believes that the measure is indicative of the company's core operating results. In addition, the company uses Non-
GAAP net income to measure achievement under the company's cash incentive compensation plans. Note, however, that non-GAAP revenue, gross profit and net income and non-GAAP net income on a per share basis are performance measures only, and they do not provide any measure of the company's cash flow or liquidity. Non-GAAP financial measures are not in accordance with, or an alternative for, measures of financial performance prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with
Allscripts results of operations as determined in accordance with GAAP. Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures with GAAP financial measures contained within the attached condensed consolidated financial statements.
Explanation of Non-GAAP Financial Measures